Impact of Deutsche Banks Transformation	6 Months Ended
Jun. 30, 2019
Deutsche Banks Transformation [Abstract]
Impact of Deutsche Bank's transformation [text block]

Impact of Deutsche Bank’s transformation

On July 7, 2019, Deutsche Bank announced a number of transformational measures relating to the Group’s businesses and its organization. The immediate and secondary impacts that these measures had to the Group’s operating results, financial position and capital in the second quarter 2019 are disclosed below.

Impairment of goodwill

The Group is assessing each quarter-end whether there is any indication that goodwill allocated to its cash-generating units (CGU) may be impaired in which event it would be required to estimate the recoverable amount of the respective CGU. Triggered by the impact of a lowered outlook on business plans driven both by adjustments to macro-economic factors as well as by the impact of strategic decisions in preparation of the above transformation announcement, the Group reviewed its CGUs. This review resulted in a short-fall of the recoverable amounts against the respective CGUs carrying amounts for the CGUs Wealth Management (WM) within the Private & Commercial Bank (PCB) corporate division and Global Transaction Banking & Corporate Finance (GTB & CF) within the Corporate & Investment Bank corporate division.

With a recoverable amount of approximately € 1.9 billion for WM, goodwill in WM (€ 545 million) was impaired and had to be fully written-off, mainly as a result of worsening macro-economic assumptions, including interest rate curves, as well as industry-specific market growth corrections for the WM business globally. For GTB & CF, the recoverable amount of approximately € 10.2 billion led to the full impairment of allocated goodwill (€ 491 million). This was mainly driven by adverse industry trends in Corporate Finance as well as by adjustments to macro-economic assumptions, including interest rate curves. The impairment charges in WM and GTB & CF were recorded in impairment of goodwill and other intangible assets of the respective PCB and CIB segment results in the second quarter 2019.

The discount rates applied in the estimation of the recoverable amounts were as follows:

	Discount rate (post-tax)
	2019	2018
Global Transaction Banking & Corporate Finance	8.6%	8.8%
Wealth Management	8.4%	9.0%

Impairment of software

In line with the transformation announcement, the Group also reviewed current platform software and software under construction assigned to businesses subject to the transformation strategy. Accordingly, the reassessment of the respective recoverable amounts led to an impairment of self-developed software of € 328 million, thereof € 296 million in CIB, € 12 million in PCB and € 20 million in Infrastructure. The impairment write-down is included within general and administrative expenses of the second quarter 2019.

Service contracts

Expected changes to the scope of existing service contracts with external vendors resulted in provisions being established with a charge to expenses to the amount of € 23 million in the second quarter of 2019.

Deferred tax asset valuation adjustments

Each quarter, the Group re-evaluates its estimate related to deferred tax assets, including its assumptions about future profitability. In updating the strategic plan in connection with the transformation the Group adjusted the value of deferred tax assets in affected jurisdictions. This resulted in total valuation adjustments of € 2.0 billion in the second quarter of 2019 that primarily relate to the U.S. and the UK.

Changes in regulatory capital

The impacts detailed above resulted in the movements to our regulatory capital that are set forth in the table below. The "pro-forma" column presents these numbers and ratios without the transformational impact.

Capital measure (in € bn, unless stated otherwise)	Jun 30,2019 (reported)	Jun 30,2019 (pro-forma)
Common Equity Tier 1 capital	46.5	46.8
Risk-Weighted Assets	346.9	347.9
Common Equity Tier 1 Ratio	13.4%	13.4%